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Exhibit 99.1

TERMINATION AND EXCHANGE AGREEMENT

        This Termination and Exchange Agreement ("Agreement") is entered into on March 24, 2003, effective as of March 14, 2003, between Image Entertainment, Inc., a California corporation (collectively with its subsidiaries, as the context requires, "Company") and Image Investors Co., a Delaware corporation ("Investor").

        WHEREAS, Company and Investor entered into a Credit Agreement as of September 29, 1997 (as amended, the "Credit Agreement"), pursuant to which Investor loaned Five Million Dollars ($5,000,000) to Company, as evidenced by a Convertible Subordinated Promissory Note ("Note") for $5,000,000 dated as of October 29, 1997;

        WHEREAS, the outstanding balance due on the Note as of the date hereof is Two Million Five Hundred Fifty Thousand Dollars ($2,550,000), plus accrued interest thereon at a rate of Nine and One Quarter Percent (9.25%) from December 31, 2002 (collectively, the "Note Balance");

        WHEREAS, the parties have agreed to terminate the Credit Agreement as of the date hereof, and that Company will pay off the Note in full, as provided herein;

        WHEREAS, Company is issuing and selling shares of its common stock, no par value ("Common Stock"), and a warrant to issue Common Stock (the "Warrant") to Investor subject to the terms and conditions set forth herein; and

        WHEREAS, the shares of Common Stock and the Warrant being purchased by Investor hereunder ("Securities") are being issued in a private placement without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on one or more exemptions from the registration requirements under the Act;

        NOW THEREFORE, in consideration of the foregoing recitals and the respective covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    Note Payoff and Sale of Shares.

                1.1    Share Purchase. Upon the basis of the representations, warranties and covenants, and subject to the terms and conditions set forth in this Agreement, Investor agrees to purchase, and Company agrees to sell, issue and deliver to Investor, Five Hundred Sixty-Seven Thousand Five Hundred Sixty-Eight (567,568) shares of Common Stock (the "Shares") at a price of One Dollar and Eighty-Five Cents ($1.85) per Share, for a total purchase price ("Purchase Price") of One Million Fifty Thousand Dollars ($1,050,000). Payment of the Purchase Price shall be made by deducting the full amount of the Purchase Price from the remaining balance due on the Note as of the date of this Agreement.

                1.2    Cash Payment. On March 24, 2003, Image will pay Investor by wire transfer or other immediately available funds an amount equal to the Note Balance less the Purchase Price, i.e. One Million Five Hundred Fifty-Three Thousand Six Hundred Thirty-Seven Dollars and Thirty-Three Cents ($1,553,637.33).

                1.3    Warrant. As further consideration for the transactions provided for herein, Company will execute and deliver to Investor a Warrant in the form attached hereto as Exhibit A ("Warrant") to purchase up to One Hundred Thousand (100,000) shares of Common Stock at an exercise price of Two Dollars and Four Cents ($2.04) per share.

                1.4    Delivery of Certificates.

                        (a)    Closing. The closing of the transactions contemplated hereby ("Closing") will take place as soon as practicable after execution of this Agreement, and in any event by March 31, 2003, at such time and place as Investor and Company mutually agree.

                        (b)    Deliveries By Company. At Closing, and as conditions to the obligation of Investor to make the deliveries set forth in Section 1.4(c) below, Company will deliver to Investor: (i) a stock certificate or certificates evidencing the number of Shares to be purchased by Investor hereunder, (ii) an original of the Warrant fully executed by Company, (iii) an opinion of counsel to Company (which may be Company's inside counsel) as set forth on Exhibit 1.4(b) hereto; (iv) an original of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B, executed by Company, and (v) all other documents, instruments and writings required to be delivered by Company to Investor hereunder or otherwise required in connection herewith.

                        (c)    Deliveries By Investor. At Closing, and as conditions to the obligation of Company to make the deliveries set forth in Section 1.4(b) above, Investor will deliver to Company: (i) the original Note, marked canceled and paid in full, (ii) an original of the Registration Rights Agreement executed by Company, and (iii) all other documents, instruments and writings required to be delivered by Company to Investor hereunder or otherwise required in connection herewith.

        2.    Representations and Warranties of Company. Company represents and warrants to Investor that, except as described in Company's reports (the "Reports") filed with the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

                2.1    Corporate Power and Authority. Company has the corporate power and authority to enter into this Agreement and the Warrant and to perform its obligations hereunder and thereunder. The execution and delivery by Company of this Agreement and the Warrant, and the consummation by Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Company. The approval of the shareholders of Company is not required to approve the execution, delivery and performance of this Agreement and the Warrant. This Agreement and the Warrant have been duly executed and delivered by Company and constitute valid and binding obligations of Company enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

                2.2    Organization and Qualification. Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has corporate power to carry on its business as it is now being conducted or proposed to be conducted. Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Company.

                2.3    Capitalization. The authorized capital stock of Company as of March 20, 2003, consists of 30,000,000 shares of Common Stock, no par value per share, and 3,366,000 shares of preferred stock, par value $1.00 per share. As of March 20, 2003, there were 17,657,840 shares of Common Stock issued and outstanding without giving effect to the transactions contemplated hereby, and no shares of preferred stock were outstanding. Since March 20, 2003, no shares of Company's capital stock have been issued, except shares issued as dividends or upon the exercise of director or employee stock options.

                2.4    Shares. Upon issuance, sale and delivery as contemplated hereunder, the Shares will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws. Upon issuance, sale and delivery as contemplated under the Warrant, the shares of Common Stock issuable thereunder (the "Warrant Shares") will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws.

                2.5    Absence of Certain Changes or Events. Except as set forth in Schedule 2.5, there has been no material adverse change in the financial condition, results of operations or business of Company since the issuance of the financial statements as reflected in Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002 and Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, as filed with the SEC.

                2.6    No Litigation. There is no pending, or, to the knowledge of Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or the Warrant, or which involves Company and which if adversely determined could reasonably be expected to have a material adverse effect on Company's ability to perform hereunder or thereunder.

                2.7    No Consents. Except for the filings that set forth on Schedule 2.8 that are required under federal or state securities laws, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance of this Agreement or the Warrant or the taking of any action contemplated hereunder or thereunder.

                2.8    Non-Contravention. The execution, delivery and performance by Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby will not: (a) violate any provision of Company's articles of incorporation or bylaws, each as currently in effect, (b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material contract or other agreement to which Company is a party or by or to which Company or any of Company's assets or properties may be bound or subject, other than the rights of Foothill Capital Corporation under the Loan and Security Agreement, dated as of December 28, 1998, by and between Image and Foothill Capital Corporation, as amended, which has or at the closing shall have consented to the execution, delivery and performance of this Agreement and the Warrant, (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which Company, or the assets or properties of Company are bound, or (d) to Company's knowledge, violate any statute, law or regulation.

                2.9    No Brokers or Finders. No person, entity, broker, finder, investment banker or other intermediary has been retained by or is authorized to act on behalf of Company, or is entitled to or could reasonably be expected to be entitled to any brokerage, finder's or other fee or commission from Company in connection with the negotiation, preparation, execution or delivery of this Agreement or the transactions contemplated hereby.

                2.10    Compliance; Permits, etc. Company is in material compliance with all applicable laws, regulations, judgments, decrees and orders material to the conduct of its business. To Company's knowledge, it has all requisite corporate power and authority, and has all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business as described in the Reports, and Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations, except where the failure to so comply would not have a material adverse effect on the condition (financial or other), business or properties of the Company.

                2.11    No Non-Public Information. Neither Company, nor to Company's knowledge its agents, have disclosed to Investor any material non-public information (not including the information relating to the negotiations for, and the transaction contemplated by, this Agreement which could be considered "material" and which have not yet been publicly announced) that if disclosed, Company believes would reasonably be expected to have a materially adverse effect on the price of the Common Stock, or which the Company would be required to disclose according to applicable law, rule or regulation.

                2.12    State Securities Law. Based on the representations given by Investor, the issuance and sale of the Shares, the Warrant and the Warrant Shares are not required to be qualified with the commissioner of corporations of the State of California, and the issuance of such securities and the payment or receipt of any part of the consideration therefor prior to such qualification is exempt from such qualification by section 25100, 25102 or 25105 of the California Corporations Code.

                2.13    Disclosure. Company has filed in a timely manner all Reports, and to Company's knowledge all other documents that the Issuer was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act. As of their respective filing dates, the Reports complied in all material respects with the requirements of the Exchange Act, and to Company's knowledge did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                2.14    Financial Statements. The financial statements, including the notes thereto and supporting schedules, if any, included in the Reports fairly present in all material respects the financial position, the results of operations and cash flows of Company at the dates and for the periods to which they apply; and, except as otherwise indicated in the Reports, such financial statements have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the periods involved (except, in the case of interim financial statements, for ordinary year-end adjustments) ("GAAP"); and the supporting schedules, if any, included in the Reports present fairly the information required to be stated therein. To Company's knowledge no other financial statements or schedules are required to be included in the Reports.

                2.15    No Improper Payments. To Company's knowledge, neither Company nor any director, officer, employee, agent or other person acting on behalf of Company has, directly or indirectly: used any funds of Company ("Company Funds") for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from Company Funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; or otherwise received or retained any funds in violation of any law, rule, regulation or ordinance, or of a character required to be disclosed in the Reports.

                2.16    Taxes. Company has filed all returns required to be filed with the United States Internal Revenue Service and the California Franchise Tax Board, and to Company's knowledge any other applicable taxing authorities, prior to the date hereof or has duly obtained extensions of time for the filing thereof. Company has paid all taxes shown as due on such returns that were filed and has paid all taxes imposed on or assessed against Company. No issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from Company, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from Company or any subsidiary, except as disclosed in the Reports.

                2.17    Internal Accounting Controls. Company maintains a system of internal accounting control which Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                2.18    Investment Company Representations. Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                2.19    Knowledge. The representations and warranties above made to Company's knowledge are made based upon the actual knowledge of the executive officers and members of the senior management of Company, without undertaking any independent inquiries or investigations.

        3.    Representations and Warranties of Investor. Investor hereby represents and warrants to Company that:

                3.1    Authority Relative to Agreement. Investor has all requisite power and authority to enter into this Agreement and the Warrant and to perform its obligations hereunder and thereunder. The execution and delivery by Investor of this Agreement and such Warrant and the consummation by Investor of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Investor. This Agreement and the Warrant have been duly executed and delivered by Investor and constitute valid and binding obligations of Investor, enforceable against it in accordance with their respective terms.

                3.2    Accredited Investor Status. Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. Investor is acquiring the Securities for its own account, for investment purposes only and without a view toward the further distribution of the Securities. Investor acknowledges that it has made an independent due diligence investigation of Company and has reviewed each of the Reports at a reasonable time prior to the execution of this Agreement. Investor has had the opportunity to ask questions and receive answers concerning the business and affairs of Company and the terms and conditions of the sale of the Securities and to obtain any additional information (which Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to Investor. Investor is highly sophisticated in business and financial matters, and fully understands the transactions described in this Agreement and the Warrant. Investor and its shareholders: (a) are able to bear the loss of the entire principal amount of its investment in the Securities without any material adverse effect on their business, operations or prospects, taken collectively, (b) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of making its investment in the Securities, (c) realize that Investor's investment in the Securities is highly speculative and subject to significant risks, including those risks identified in the Reports, and (d) understand that the documents, including the Reports, provided to Investor in connection with the transactions contemplated hereby may contain forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those stated.

                3.3    Restricted Securities. Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being or will be acquired from Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act and applicable state law only in certain limited circumstances. In this regard, Investor represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed by the Act and the safe harbor from the resale limitations effected by Rule 144. Investor understands that it is accepting the Securities for investment purposes only and without the view toward the further distribution of such securities, except pursuant to a registration statement that may be effective permitting the public offer or sale of such securities, or pursuant to an exemption from registration under federal and applicable state laws. In the event Investor does attempt to offer or sell the Securities in the circumstances contemplated by the preceding sentence, Investor will do so only in accordance with the requirements of federal and applicable state laws and interpretations thereof.

                3.4    Restrictive Legends. Until such time, if ever, a registration statement covering the Securities is filed and declared effective by the SEC, or the distribution compliance period under Rule 903 and the holding period requirement under Rule 144 under the Act expire, Investor understands that the certificates evidencing the Securities will bear a legend substantially in form provided in this Agreement.

                3.5    No Non-Public Information. Investor is not in possession of any material non-public information (not including the information relating to the negotiations for, and the transaction contemplated by, this Agreement which could be considered "material" and which have not yet been publicly announced) that if disclosed, Investor believes would reasonably be expected to have a materially adverse effect on the price of the Common Stock, or which the Company would be required to disclose according to applicable law, rule or regulation.

                3.6    No Brokers or Finders. No person, entity, broker, finder, investment banker or other intermediary has been retained by or is authorized to act on behalf of Investor, or is entitled to or could reasonably be expected to be entitled to any brokerage, finder's or other fee or commission from Company or Investor in connection with the negotiation, preparation, execution or delivery of this Agreement or the transactions contemplated hereby.

        4.    Restrictions on Transfer of Shares.

                4.1    Restrictions on Transferability. The Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Act and any other applicable securities laws, or pursuant to an exemption therefrom. Company is required to refuse to register any transfer of the Securities not made pursuant to registration under the Act, or pursuant to an available exemption from registration, and shall give stop transfer orders to its transfer agent with respect to the Securities if necessary in order to enforce the foregoing restrictions.

                4.2    Restrictive Legend. Each certificate representing the Shares will contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

        5.    Rule 144. Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of Investor, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Investor, Company will deliver to Investor a written statement as to whether it has complied with such information and filing requirements.

        6.    Compliance with Securities Rules. Each of the parties acknowledges its responsibilities under the federal securities law, including without limitation, Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, with respect to trading Company's securities while in possession of material non-public information. Investor agrees not to buy or sell any common stock or other securities of Company while in possession of undisclosed material inside information. Information about a company is "material" if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision or the disclosure of the information would be expected to significantly alter the total mix of information in the marketplace about the company. Material information may be positive or negative.

        7.    Indemnification. Subject to the conditions set forth herein, each of the parties agrees to indemnify and hold the other party harmless against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, to be paid promptly upon demand therefor) to which it may become subject arising out of or based upon any breach or other violation of any representation or warranty, or any covenant, contained in this Agreement, the Registration Rights Agreement or the Warrant.

        8.    General.

                8.1    Amendments and Waivers. No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by Company and the Investors of a majority of the outstanding Shares issued in the Placement.

                8.2    Successors and Assigns. The provisions of this Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. Notwithstanding the foregoing, neither Investor nor Company will assign or delegate any of its rights or obligations under this Agreement.

                8.3    No Third-Party Beneficiaries. No person or entity not a party to this Agreement will be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. All representations, warranties or agreements of Investor contained in this Agreement will inure to the benefit of Company.

                8.4    Interpretation. The words "include," "includes," and "including" when used herein will be deemed in each case to be followed by the words "without limitation." This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against any party. The words "hereof," "herein," "herewith," "hereby" and "hereunder" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

                8.5    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification will not affect any other provision hereof; provided that if such provision may not be so modified, such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

                8.6    Descriptive Headings. The descriptive headings used in this Agreement are inserted for convenience of reference and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                8.7    Expenses. Each party will pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including fees of legal counsel.

                8.8    Further Assurances. Each party to this Agreement will do and perform or cause to be done and performed all such further acts and things and will execute and deliver all such agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                8.9    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, and construed in accordance with, the internal law of the State of California, without regard to conflicts of laws.

                8.10    Counterparts. This Agreement may be executed in counterparts, each of which will be an original and all of which together will constitute one and the same instrument.

                8.11    Entire Agreement. This Agreement and its Exhibits and the Warrant collectively constitute the entire agreement among the parties with respect to the transactions contemplated hereby, thereby and related matters and collectively supersede any prior or contemporaneous negotiations, understandings or agreements, both oral and written, with respect hereto or thereto.

        The parties have executed this Agreement as of the date first set forth above.

COMPANY: IMAGE ENTERTAINMENT, INC.

By:	/s/ MARTIN W. GREENWALD Martin W. Greenwald Its President and Chief Executive Officer
INVESTOR: IMAGE INVESTORS CO.

By:	/s/ STUART SUBOTNICK Stuart Subotnick Its Executive Vice President

EXHIBIT 1.4(b)

OPINION OF COUNSEL

        (A)    Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has corporate power to carry on its business as it is now being conducted or proposed to be conducted,

        (B)    Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not have a material adverse effect on Company,

        (C)    Company has the corporate power and authority to enter into this Agreement and the Warrant and to perform its obligations hereunder and thereunder,

        (D)    the execution and delivery by Company of this Agreement and the Warrant, and the consummation by Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Company,

        (E)    the approval of the shareholders of Company is not required to approve the execution, delivery and performance of this Agreement and the Warrant,

        (F)    this Agreement and the Warrant have been duly executed and delivered by Company and constitute valid and binding obligations of Company enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable),

        (G)    except for the filings that set forth on Schedule 2.8 that are required under federal or state securities laws, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance of this Agreement or the Warrant or the taking of any action contemplated hereunder or thereunder.

        (H)    the execution, delivery and performance by Company of this Agreement and the Warrant and the consummation of the transactions contemplated hereby and thereby will not: (i) violate any provision of Company's articles of incorporation or bylaws, each as currently in effect, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any agreement disclosed in the Reports, or to counsel's knowledge any other material agreement to which Company is a party or by or to which Company or any of Company's assets or properties may be bound or subject, other than the rights of Foothill Capital Corporation under the Loan and Security Agreement, dated as of December 28, 1998, by and between Image and Foothill Capital Corporation, as amended, which has or at the closing shall have consented to the execution, delivery and performance of this Agreement and the Warrant, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body of which counsel is aware, by which Company or the assets or properties of Company are bound, or (iv) to counsel's knowledge violate any applicable statute, law or regulation.

        (I)    the Shares are duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws, and

        (J)    upon issuance, sale and delivery as contemplated under the Warrant, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws

        (K)    Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

        (L)    Based on the representations given by Investor in the Agreement and without conducting an independent investigation, the issuance and sale of the Shares, the Warrant and the Warrant Shares have not been, and are not required to be, qualified with the commissioner of corporations of the State of California, and the issuance of such securities and the payment or receipt of any part of the consideration therefor prior to such qualification is exempt from such qualification by section 25100, 25102 or 25105 of the California Corporations Code.

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Exhibit 99.1
TERMINATION AND EXCHANGE AGREEMENT
EXHIBIT 1.4(b)
OPINION OF COUNSEL